                                                                    EXHIBIT 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 21, 1997 appearing on page 15 of Synbiotics Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1996.



PRICE WATERHOUSE LLP

San Diego, California
April 18,  1997

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